Rule 497(e)
Registration Nos. 333-143964 and 811-21944

First Trust Exchange-Traded Fund II

(the “Trust”)

First Trust BICK Index Fund

(the “Fund”)

Supplement To the Fund’s Prospectus, Summary Prospectus
and Statement of Additional Information

November 1, 2022

Notwithstanding anything to the contrary in the Fund’s prospectus, summary prospectus or statement of additional information, effective November 1, 2022, as approved by the Trust’s Board of Trustees, the management fee paid to First Trust Advisors L.P. (the “Advisor”) will be reduced at certain levels of Fund net assets (“breakpoints”) and calculated pursuant to the schedule below:

Management Fee	Breakpoints
0.640%	Fund net assets up to and including $2.5 billion
0.624%	Fund net assets greater than $2.5 billion up to and including $5 billion
0.608%	Fund net assets greater than $5 billion up to and including $7.5 billion
0.592%	Fund net assets greater than $7.5 billion up to and including $10 billion
0.576%	Fund net assets greater than $10 billion

Please Keep this Supplement with your Fund Prospectus, Summary Prospectus and Statement of Additional Information for Future Reference